Exhibit 4.3

Execution Version

NUSTAR LOGISTICS, L.P.,
Issuer

NUSTAR ENERGY L.P.,
Guarantor

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.,
Affiliate Guarantor

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Successor Trustee

TENTH SUPPLEMENTAL INDENTURE

Dated as of September 14, 2020

to

INDENTURE

Dated as of July 15, 2002

5.750% Senior Notes due 2025
6.375% Senior Notes due 2030

EXHIBIT A          Form of 5.750% Senior Notes due 2025
EXHIBIT B          Form of 6.375% Senior Notes due 2030
EXHIBIT C          Form of Supplemental Indenture

i

TENTH SUPPLEMENTAL INDENTURE, dated as of September 14, 2020 (this “Supplemental Indenture”), among NuStar Logistics, L.P. (formerly known as Valero Logistics Operations, L.P.), a Delaware limited partnership having its principal office at 19003 IH-10 West, San Antonio, Texas 78257 (the “Partnership”), NuStar Energy L.P. (formerly known as Valero L.P.), a Delaware limited partnership (the “Guarantor”), NuStar Pipeline Operating Partnership L.P. (formerly known as Kaneb Pipe Line Operating Partnership, L.P.), a Delaware limited partnership and an Affiliate of the Partnership (the “Affiliate Guarantor”), and Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, as successor trustee (the “Trustee”) to The Bank of New York Trust Company, N.A., which was successor trustee to The Bank of New York, a New York banking corporation, as trustee under the Original Indenture (as defined below).  This Supplemental Indenture amends and supplements the Original Indenture, as previously amended and supplemented by the Third Supplemental Indenture (as defined below).  The Original Indenture, as amended and supplemented by the Third Supplemental Indenture and as further amended and supplemented pursuant to this Supplemental Indenture, is referred to herein as the “Indenture”.

RECITALS OF THE PARTNERSHIP

WHEREAS, the Partnership, the Guarantor and the Trustee have heretofore executed and delivered the Indenture, dated as of July 15, 2002 (the “Original Indenture”), providing for the issuance from time to time of one or more series of the Partnership’s Securities (as defined in the Original Indenture), each to be guaranteed by the Guarantor and the terms of which are to be determined as set forth in Section 301 of the Original Indenture.

WHEREAS, the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee have heretofore executed and delivered the Third Supplemental Indenture, dated as of July 1, 2005 (the “Third Supplemental Indenture”), amending and supplementing the Original Indenture and providing for an unconditional guarantee by the Affiliate Guarantor of the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Original Indenture and the Securities by the Partnership.

WHEREAS, Section 901 of the Indenture provides, among other things, that the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture.

WHEREAS, Section 901 of the Original Indenture also permits the execution of supplemental indentures without the consent of any Holders to, among other things, (i) add to the covenants of the Partnership such further covenants, restrictions, conditions or provisions as the Partnership shall consider to be appropriate for the benefit of the Holders of all or any series of Securities, (ii) add any additional Defaults or Events of Default in respect of, all or any series of Securities, and (iii) change or eliminate any of the provisions of the Indenture, provided that, any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefits of such provision.

WHEREAS, the Partnership desires to create two new series of the Securities, which series shall be designated as follows: (i) the “5.750% Senior Notes due 2025” (the “2025 Notes”); and (ii) the “6.375% Senior Notes due 2030” (the “2030 Notes” and, together with the 2025 Notes, the “Notes”); and all action on the part of the Partnership necessary to authorize the issuance of the Notes under the Indenture has been duly taken.

WHEREAS, the Partnership, pursuant to the foregoing authority, proposes in and by this Supplemental Indenture to supplement and amend the Original Indenture (as previously amended by the Third Supplemental Indenture), insofar as it will apply only to the Notes.

WHEREAS, all acts and things necessary to make the Notes, when duly issued by the Partnership and when executed on behalf of the Partnership and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Supplemental Indenture, the valid and binding obligations of the Partnership and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

NOW, THEREFORE, this Supplemental Indenture Witnesseth:

That in consideration of the premises and the issuance of the Notes, the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I
THE NOTES

Section 1.1          Designation of the Notes; Establishment of Form.

(a)          A series of Securities designated “5.750% Senior Notes due 2025” is established hereby, and the form thereof (including the notation of the Guarantee and the notation of the Affiliate Guarantee) shall be substantially as set forth in Exhibit A hereto, which is incorporated into and shall be deemed a part of this Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Partnership may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which the 2025 Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such 2025 Notes, as evidenced by their execution thereof.

(b)          A series of Securities designated “6.375% Senior Notes due 2030” is established hereby, and the form thereof (including the notation of the Guarantee and the notation of the Affiliate Guarantee) shall be substantially as set forth in Exhibit B hereto, which is incorporated into and shall be deemed a part of this Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Partnership may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which the 2030 Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such 2030 Notes, as evidenced by their execution thereof.

(c)          The 2025 Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit A hereto, as a Global Security, registered in the name of the Depositary or its nominee.  The 2030 Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit B hereto, as a Global Security, registered in the name of the Depositary or its nominee.  The Depository Trust Company (“DTC”) shall be the Depositary for such Global Securities.

(d)          The Partnership initially appoints the Trustee to act as Paying Agent and Security Registrar with respect to the Notes.

Section 1.2          Amount.

(a)          The Trustee shall authenticate and deliver the 2025 Notes for original issue in an initial aggregate principal amount of up to $600,000,000 upon Partnership Order for the authentication and delivery of such aggregate principal amount of 2025 Notes.  The authorized aggregate principal amount of the 2025 Notes may be increased at any time hereafter and the series comprised thereby may be reopened for issuances of additional 2025 Notes, without the consent of any Holder.  The 2025 Notes issued on the date hereof and any such additional 2025 Notes that may be issued hereafter shall be part of the same series of Securities referred to herein as the “2025 Notes.”

(b)          The Trustee shall authenticate and deliver the 2030 Notes for original issue in an initial aggregate principal amount of up to $600,000,000 upon Partnership Order for the authentication and delivery of such aggregate principal amount of 2030 Notes.  The authorized aggregate principal amount of the 2030 Notes may be increased at any time hereafter and the series comprised thereby may be reopened for issuances of additional 2030 Notes, without the consent of any Holder.  The 2030 Notes issued on the date hereof and any such additional 2030 Notes that may be issued hereafter shall be part of the same series of Securities referred to herein as the “2030 Notes.”

Section 1.3          Interest Rate.

(a)          The 2025 Notes shall bear interest as provided in the form thereof set forth in Exhibit A hereto and as provided in the Indenture.

(b)          The 2030 Notes shall bear interest as provided in the form thereof set forth in Exhibit B hereto and as provided in the Indenture.

Section 1.4          Redemption.

(a)          Except for any repurchase offers required to be made pursuant to Section 1013 of the Indenture, there shall be no sinking fund for the retirement of the Notes or other mandatory redemption obligation in respect thereof.

(b)          The Partnership, at its option, may redeem any series of Notes at any time and from time to time, in accordance with the provisions of such series of Notes and Article XI of the Indenture.

Section 1.5          Conversion.

The Notes shall not be convertible into any other securities.

Section 1.6          Maturity.

(a)          The Stated Maturity of the 2025 Notes shall be October 1, 2025.

(b)          The Stated Maturity of the 2030 Notes shall be October 1, 2030.

Section 1.7          Place of Payment.

Any Notes that may be issued in certificated, non-global form shall be payable at the corporate trust office of the Trustee, which office, on the date of this Supplemental Indenture, is located at 1445 Ross Avenue, Suite 4300, Dallas, Texas 75202, Attention: Corporate, Municipal & Escrow Services.  Notices and demands to or upon the Partnership, the Guarantor and the Affiliate Guarantor in respect of the Notes may be served at such office.

Section 1.8          Other Terms of the Notes.

(a)          Without limiting the foregoing provisions of this Article I, the terms of the 2025 Notes shall be as provided in the form thereof set forth in Exhibit A hereto and as provided in the Indenture.

(b)          Without limiting the foregoing provisions of this Article I, the terms of the 2030 Notes shall be as provided in the form thereof set forth in Exhibit B hereto and as provided in the Indenture.

ARTICLE II
AMENDMENTS TO THE INDENTURE

The amendments and supplements contained in this Article II shall apply to the Notes only and (except as and to the extent expressly so provided at the time the form and terms of such other series are established as provided in Sections 201 and 301 of the Original Indenture) not to any other series of Securities issued under the Original Indenture, and (except as aforesaid) any covenants, guarantees and other agreements provided herein are expressly being included solely for the benefit of (i) the Notes and the Holders thereof and (ii) any Securities of any other series to which such amendment and supplements have been made applicable and the Holders thereof.  These amendments and supplements shall be effective only for so long as there remain Outstanding any Notes or any Securities of any other series to which such amendments and supplements have been made applicable, as the case may be.

Sections 2.1    Definitions.Section 101 of the Original Indenture is amended by deleting the defined term “Board of Directors” in its entirety and replacing it with the following corresponding term:

““Board of Directors” means, with respect to the Partnership or the Guarantor, the Board of Directors of the General Partner or of the Guarantor’s general partner, or of the general partner of the Guarantor’s general partner, as the case may be, or any authorized committee of such Board of Directors.”

Section 101 of the Original Indenture is amended by inserting in their appropriate alphabetical position, the following definitions:

““Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.  The terms “Beneficially Owns” and “Beneficially Owned” have correlative meanings.  For purposes of this definition, a Person shall be deemed not to Beneficially Own securities that are the subject of a stock purchase agreement, merger agreement, amalgamation agreement, arrangement agreement or similar agreement until consummation of the transactions or, as applicable, series of related transactions contemplated thereby.

“Change of Control” means the occurrence of any of the following:

(a)          the direct or indirect lease, sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of (i) all or substantially all of the assets of the Partnership and its Subsidiaries taken as a whole or (ii) all of the assets of the Guarantor and its Subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to one or more members of the NuStar Group, which disposition is followed by a Ratings Decline within 60 days thereafter;

(b)          the adoption of a plan relating to the liquidation or dissolution of the Partnership or the Guarantor, or the removal of (i) the General Partner by the limited partners of the Partnership, (ii) the general partner of the Guarantor by the limited partners of the Guarantor or (iii) the general partner of the Guarantor’s general partner by the limited partners of the Guarantor’s general partner; or

(c)          the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than one or more members of the NuStar Group, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Partnership, the General Partner, the Guarantor, the Guarantor’s general partner or the general partner of the Guarantor’s general partner, in each case, measured by voting power rather than number of shares, units or the like, which occurrence is followed by a Ratings Decline within 60 days thereafter.

Notwithstanding the preceding, a conversion of the Partnership or the Guarantor from a limited partnership to a corporation, limited liability company or other form of entity or an exchange of all of the outstanding limited partnership interests for capital stock in a corporation, for member interests in a limited liability company or for Equity Interests in such other form of entity shall not constitute a Change of Control, so long as following such conversion or exchange, the NuStar Group Beneficially Owns, directly or indirectly, in the aggregate more than 50% of the Voting Stock of such entity, or continues to Beneficially Own, directly or indirectly, a sufficient percentage of Voting Stock of such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity.

“Supplemental Indenture” means the Tenth Supplemental Indenture, dated as of September 14, 2020, among the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee, which supplemental indenture amends and supplements the Original Indenture (as amended and supplemented by the Third Supplemental Indenture, dated as of July 1, 2005, among the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee) in connection with the establishment of two series of Securities designated as “5.750% Senior Notes due 2025” and “6.375% Senior Notes due 2030.”

“Equity Interests” means:

(a)          in the case of a corporation, corporate stock;

(b)          in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)          in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited);

(d)          any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuer; and

(e)          all warrants, options or other rights to acquire any of the interests described in clauses (a) through (d) above (but excluding any debt security that is convertible into, or exchangeable for, any of the interests described in clauses (a) through (d) above).

“Funded Debt” means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Notes” means each of the 5.750% Senior Notes due 2025 and the 6.375% Senior Notes due 2030 of the Partnership, established pursuant to this Supplemental Indenture.  For all purposes of the Indenture, the term “Notes” shall also include any additional Notes of any series that may be issued under a supplemental indenture and any Notes of any series to be issued or authenticated upon transfer, replacement or exchange of Notes of such applicable series.

“NuStar Group” means, collectively, NuStar GP Holdings, LLC, the Guarantor and each direct or indirect Subsidiary of either of them.

“Other Affected Series” means any series of Securities (other than the Notes) to which the amendments of the Original Indenture set forth in Article II of this Supplemental Indenture shall have been made applicable.

“Permitted Swap Agreements” means (a) Swap Agreements entered into for the purpose of fixing, hedging or swapping interest rate, commodity price or foreign currency exchange rate risk (or to reverse or amend any such agreements previously made for such purposes), and not for speculative purposes, and (b) other Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which it or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities, and not for speculative purposes.

“Rating Agency” means each of Standard & Poor’s and Moody’s, or if Standard & Poor’s or Moody’s or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Partnership (as certified by a resolution of the Board of Directors of the General Partner) which shall be substituted for Standard & Poor’s or Moody’s, or both, as the case may be.

“Rating Category” means:

(a)          with respect to S&P, any of the following categories: AAA, AA, A, BBB, BB, B, CCC, CC, C and D (or equivalent successor categories); and

(b)          with respect to Moody’s, any of the following categories: Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D (or equivalent successor categories).

“Ratings Decline” means, with respect to a series of Notes, a decrease in the rating of such series of Notes by both Moody’s and S&P by one or more gradations (including gradations within Rating Categories as well as between Rating Categories).  In determining whether the rating of a series of Notes has decreased by one or more gradations, gradations within Rating Categories, namely + or - for S&P, and 1, 2, and 3 for Moody’s, will be taken into account; for example, in the case of S&P, a ratings decline either from BB+ to BB or BB– to B+ will constitute a decrease of one gradation.

“Securitization Transaction” means any transaction in which the Partnership or any Subsidiary sells or otherwise transfers accounts receivable or other rights to payment (whether existing or arising in the future) and assets related thereto (a) to one or more purchasers or (b) to a special purpose entity that (i) borrows under a loan secured by or issues securities payable from such accounts receivable or other rights to payment (or undivided interests therein) and related assets or (ii) sells or otherwise transfers such accounts receivable or other rights to payment (or undivided interests therein) and related assets to one or more purchasers, whether or not amounts received in connection with the sale or other transfer of such accounts receivable or other rights to payment and related assets to an entity referred to in clause (a) or (b) above would under GAAP be accounted for as liabilities on a consolidated balance sheet of the Partnership.

“Standard & Poor’s” or “S&P” means S&P Global Ratings, or any successor to the rating agency business thereof.

“Subsidiary Guarantor” means, as at any date, any Subsidiary that has become and then is obligated as a guarantor as provided in Section 1011, not having been released pursuant to Section 1012.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Guarantor or any of its Subsidiaries shall be a Swap Agreement.

“Voting Stock” of any Person as of any date means the Equity Interests of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of members of the board of directors, managers, general partners or trustees of such Person (regardless of whether, at the time, Equity Interests of any other class or classes shall have, or might have, voting power by reason of the occurrence of any contingency) or, with respect to a partnership (whether general or limited) whose Equity Interest does not provide holders thereof the general voting power under ordinary circumstances to vote in the election of members of the board of directors, managers, general partners or trustees of such partnership, as applicable, the general partner interest in such partnership.”

Section 2.2     Consolidation, Merger, Conveyance, Transfer or Lease.Article VIII of the Original Indenture is amended by restating Sections 801 and 802 in their entirety:

“SECTION 801.  Partnership and Subsidiary Guarantors May Consolidate, Etc., Only on Certain Terms.

The Partnership shall not, and subject to Section 1012, shall not permit any Subsidiary Guarantor to, consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

(1)          in the case of a merger, the Partnership or such Subsidiary Guarantor is the surviving entity, or (B) the Person formed by such consolidation or into which the Partnership or such Subsidiary Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Partnership or such Subsidiary Guarantor as, or substantially as, an entirety expressly assumes, by an indenture supplemental hereto, or a supplement to the applicable Subsidiary Guarantee, as the case may be, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Partnership or such Subsidiary Guarantor, as the case may be, under the Indenture and the Securities, or the applicable Subsidiary Guarantee, as the case may be;

(2)          the surviving entity or successor Person is a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

(3)          immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(4)       the Partnership has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, sale, transfer or lease and such supplemental indenture required, if any, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Substituted.

Upon any consolidation of the Partnership or any Subsidiary Guarantor with, or merger of the Partnership or any Subsidiary Guarantor into, any other Person or any sale, transfer or lease of the properties and assets of the Partnership or any Subsidiary Guarantor as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Partnership or such Subsidiary Guarantor is merged or to which such sale, transfer or lease is made shall (and, in the case of any Subsidiary Guarantor, its Subsidiary Guarantee will provide that it shall) succeed to, and be substituted for, and may exercise every right and power of, the Partnership or such Subsidiary Guarantor under this Indenture and the Securities, or the Subsidiary Guarantee of such Subsidiary Guarantor, as the case may be, with the same effect as if such successor Person had been named originally as the Partnership or such Subsidiary Guarantor herein or therein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or such Subsidiary Guarantee, as the case may be.”

Section 2.3          Covenants.

(a)          The period following clause (10) of Section 1006 of the Original Indenture shall be replaced with “; or”, and the following new clauses (11) and (12) shall be added immediately following clause (10) of Section 1006 of the Original Indenture in relation only to the Notes and the Securities of any Other Affected Series:

“(11) any Lien on (i) cash and cash equivalents, (ii) any commodity account, deposit account or securities account maintained with or for the benefit of a counterparty to a Permitted Swap Agreement and any assets credited to such accounts and the proceeds of any of the foregoing and (iii) any contracts evidencing Permitted Swap Agreements, including rights to payment thereunder and the proceeds of any of the foregoing, in each case securing the Partnership’s obligations or obligations of the Guarantor, the Affiliate Guarantor or any Subsidiary under Permitted Swap Agreements; or

(12) any Lien granted on, or assignments or sales of, accounts receivable or other rights to payment and related assets in connection with Securitization Transactions.”

(b)          Article X of the Original Indenture is amended by inserting the following new sections in their entirety:

“SECTION 1011. Future Subsidiary Guarantors.

The Partnership shall cause each Subsidiary of the Partnership that guarantees or becomes a co-obligor in respect of any Funded Debt of the Partnership (including, without limitation, following any release of such Subsidiary pursuant to Section 1012 from any guarantee previously provided by it under this Section 1011) to (A) cause the Notes of any series to be equally and ratably guaranteed by such Subsidiary, but only to the extent that the Notes of the applicable series are not already guaranteed by such Subsidiary on reasonably comparable terms and promptly execute and deliver to the Trustee a supplemental indenture in substantially the form attached as Exhibit C to this Supplemental Indenture pursuant to which such Subsidiary will guarantee payment of the Notes of the applicable series and any Securities of any Other Affected Series.

SECTION 1012. Release of Guaranty.

Notwithstanding anything to the contrary in Section 1011, in the event that any Subsidiary that has guaranteed the Notes and/or the Securities of such Other Affected Series pursuant to Section 1011 shall no longer be a guarantor of any Funded Debt of the Partnership other than the Notes of any series and/or the Securities of such Other Affected Series, and so long as no Default or Event of Default with respect to the Notes of the applicable series shall have occurred or be continuing, such Subsidiary, upon giving written notice to the Trustee to the foregoing effect, shall be deemed to be automatically released from all of its obligations in respect of the Notes of the applicable series and/or the Securities of such Other Affected Series, and its guarantee thereof and this Indenture without further act or deed and such guarantee of such Subsidiary shall be terminated and of no further force or effect.  Following the receipt by the Trustee of any such notice, the Partnership shall cause this Indenture to be amended as provided in Section 901 to evidence such release and termination; provided, however, that the failure to so amend this Indenture shall not affect the validity of the release and termination of such guarantee of such Subsidiary.

Notwithstanding any other provisions of the Indenture, if at any time the Affiliate Guarantor does not guarantee any obligations of the Parent Guarantor or any of its Subsidiaries (including the Partnership) under any bank credit facility or any public debt instrument (other than pursuant to its Guarantee), then upon the Affiliate Guarantor giving written notice to the Trustee to the foregoing effect, the Affiliate Guarantor shall automatically be deemed to be released from its Guarantee and all of its obligations in respect of the Notes and shall no longer be a “Guarantor” hereunder.  However, if at any time after the Affiliate Guarantor is released from its Guarantee, the Affiliate Guarantor guarantees any obligations of the Parent Guarantor or any of its Subsidiaries (including the Partnership) under any bank credit facility or any public debt instrument other than the Notes, then the Affiliate Guarantor will (a) simultaneously therewith, automatically be deemed to be a “Guarantor” under the Indenture and have all obligations applicable to Guarantors under the Indenture and (b) provide a Guarantee of the Notes of any series pursuant to documentation satisfactory to the Trustee.

SECTION 1013. Change of Control.

(a)          If a Change of Control occurs with respect to the Notes of any series, each Holder of Notes of the applicable series shall have the right to require the Partnership to repurchase all or any part (equal to $2,000 or a whole multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”).  In the Change of Control Offer, the Partnership shall offer a “Change of Control Payment” in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase (the “Change of Control Payment Date”), subject to the rights of any Holder in whose name a Note is registered on a record date occurring prior to the Change of Control Payment Date to receive interest due on an Interest Payment Date that is on or prior to such Change of Control Payment Date.  The Partnership shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes of the applicable series as a result of a Change of Control.  To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 1013, the Partnership shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under this Section 1013 by virtue of such compliance.

(b)          Within 30 days following any Change of Control, the Partnership shall deliver, in accordance with the applicable procedures of the Depositary, a notice to each Holder of the applicable series of Notes, with a copy of such notice to the Trustee.  The notice, which shall govern the terms of the Change of Control Offer of the applicable series of Notes, shall state, among other things:

(i)          that a Change of Control has occurred and a Change of Control Offer is being made as provided for herein, and that, although Holders are not required to tender their Notes, all Notes that are validly tendered shall be accepted for payment;

(ii)          the Change of Control Payment and the Change of Control Payment Date, which will be no earlier than 10 days and no later than 60 days after the date such notice is delivered in accordance with the applicable procedures of the Depositary;

(iii)          that any Note accepted for payment pursuant to the Change of Control Offer (and duly paid for on the Change of Control Payment Date) shall cease to accrue interest after the Change of Control Payment Date;

(iv)          that any Notes (or portions thereof) not validly tendered shall continue to accrue interest;

(v)         that any Holder electing to have a Note purchased pursuant to any Change of Control Offer shall be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, or transfer by book-entry transfer, to the Partnership, a depositary, if appointed by the Partnership, or a Paying Agent at the address specified in the notice at least one (1) Business Day before the Change of Control Payment Date;

(vi)         that Holders shall be entitled to withdraw their election if the Partnership, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

(vii)        the instructions and any other information necessary to enable Holders to tender their Notes (or portions thereof) and have such Notes (or portions thereof) purchased pursuant to the Change of Control Offer.

(c)          On or before the Change of Control Payment Date with respect to a series of Notes, the Partnership shall, to the extent lawful, accept for payment all Notes of the applicable series or portions thereof properly tendered and not withdrawn pursuant to the Change of Control Offer.  Promptly after such acceptance, on the Change of Control Payment Date with respect to a series of Notes, the Partnership will:

(i)          deposit by 11:00 a.m., New York City time, with the Paying Agent or depositary an amount equal to the Change of Control Payment in respect of all Notes of the applicable series or portions thereof so tendered; and

(ii)          deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes of the applicable series or portions thereof being purchased by the Partnership.

 (d)         On the Change of Control Payment Date with respect to a series of Notes, the Paying Agent shall deliver to each Holder of Notes of the applicable series accepted for payment the Change of Control Payment for such Notes (or, if all the Notes are then in global form, make such payment in accordance with the applicable procedures of the Depositary), and the Partnership shall promptly issue a new Note (in each case, accompanied by a notation of the Guarantees duly endorsed by the Guarantor and the Affiliate Guarantor), and the Trustee shall promptly authenticate and deliver in accordance with the applicable procedures of the Depositary to each Holder such new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $2,000 or a whole multiple of $1,000 in excess thereof.  The Partnership shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

(e)         The provisions described in this Section 1013 that require the Partnership to make a Change of Control Offer with respect to a series of Notes following a Change of Control shall be applicable regardless of whether any other provisions of the Indenture are applicable.

(f)          Notwithstanding the other provisions of this Section 1013, the Partnership shall not be required to make a Change of Control Offer with respect to a series of Notes upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Partnership and purchases all Notes of the applicable series validly tendered and not withdrawn under such Change of Control Offer, (2) notice of redemption of all outstanding Notes of the applicable series has been given pursuant to the Indenture, unless and until there is a default in payment of the applicable redemption price, or (3) in connection with or in contemplation of any Change of Control, the Partnership has made an offer to purchase (an “Alternate Offer”) any and all Notes of the applicable series validly tendered at a cash price equal to or higher than the Change of Control Payment and has purchased all Notes of the applicable series properly tendered in accordance with the terms of such Alternate Offer.

(g)          A Change of Control Offer or Alternate Offer with respect to a series of Notes may be made in advance of a Change of Control, and conditioned upon the occurrence of the Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer or Alternate Offer.

(h)          In the event that Holders of not less than 90% of the aggregate principal amount of the outstanding Notes of the applicable series accept a Change of Control Offer or an Alternate Offer and the Partnership (or a third party making the Change of Control Offer or Alternate Offer as provided in Section 1013(f)) purchases all of the Notes of such series held by such Holders, the Partnership will have the right, upon not less than 10 nor more than 60 days’ notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer or Alternate Offer described above, as the case may be, to redeem all of the Notes of the applicable series that remain outstanding following such purchase at a redemption price equal to the applicable Change of Control Payment or Alternate Offer price, as applicable, plus, to the extent not included in the Change of Control Payment or Alternate Offer price, as applicable, accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date).

SECTION 1014. Termination of Covenants.

If at any time, with respect to a series of Notes, (a) the Notes of such series have an Investment Grade Rating from either of the Rating Agencies, (b) no Default has occurred and is continuing under the Indenture and (c) the Partnership has delivered to the Trustee an Officers’ Certificate certifying to (a) and (b) of this Section 1014 (the occurrence of the events described in the foregoing clauses (a), (b) and (c) being collectively referred to as a “Covenant Termination Event”), the Partnership and its Subsidiaries shall no longer be subject to the provisions of Section 1013 of the Indenture and paragraph 8 of Section 501 of the Indenture.  However, the Partnership and its Subsidiaries will remain subject to all of the other provisions of the Indenture.

The Trustee shall not have any obligation to monitor the ratings of the Notes of any series, the occurrence or date of any Covenant Termination Event and may rely conclusively on the Officers’ Certificate referenced above with respect to the same.  The Trustee shall not have any obligation to notify the Holders of the occurrence or date of any Covenant Termination Event, but may provide a copy of such Officers’ Certificate to any Holder upon request.”

Section 2.4          Events of Default.

(a)          Section 501 of the Original Indenture is amended by restating clause (4) of Section 501 in its entirety in relation only to the Notes and the Securities of any Other Affected Series:

“(4) failure to pay any principal of, or premium or interest on, Debt of the Partnership for the repayment of money borrowed in excess of $50 million when due, whether at stated maturity (after the expiration of any applicable grace periods) or upon acceleration of the maturity thereof, if such indebtedness is not discharged, or such acceleration is not annulled, within 30 days after written notice is given by the Trustee to the Partnership, or the Trustee and the Partnership are given written notice by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, specifying such Default and requiring it to be remedied, and stating that such notice is a Notice of Default under this Indenture;”

(b)          The period following clause (7) of Section 501 of the Original Indenture shall be replaced with “; or” and the following new clause (8) shall be added immediately following clause (7) of Section 501 of the Original Indenture, as amended by Section 2.4(a) hereof, in relation only to the Notes and the Securities of any Other Affected Series:

“(8) failure by the Partnership to comply for 90 days with Section 1013 of the Indenture after written notice is given by the Trustee to the Partnership, or the Trustee and the Partnership are given written notice by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, specifying such Default and requiring it to be remedied, and stating that such notice is a Notice of Default under this Indenture.”

Section 2.5          Election to Redeem; Notice to Trustee.

Article XI of the Original Indenture is amended by restating Section 1102 in its entirety:

“SECTION 1102. Election to Redeem; Notice to Trustee.  The election of the Partnership to redeem any Securities shall be evidenced by a Board Resolution.  In case of any redemption at the election of the Partnership of less than all the Securities of any series, the Partnership shall, not less than 10 nor more than 60 days prior to the Redemption Date fixed by the Partnership (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.  In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (2) pursuant to an election of the Partnership which is subject to a condition specified in the terms of such Securities, the Partnership shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.”

Article XI of the Original Indenture is amended by restating the first paragraph of Section 1104 as follows:

“Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register or delivered in accordance with the applicable procedures of the Depositary, not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.”

ARTICLE III
MISCELLANEOUS

Section 3.1    Execution as Supplemental Indenture.  This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture forms a part thereof.  Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

Section 3.2    Responsibility for Recitals, Etc.  The statements herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes.  The Trustee shall not be accountable for the use or application by the Partnership of the Notes or of the proceeds thereof.

Section 3.3    Provisions Binding on Partnership’s and Guarantor’s Successors.  All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by each of the Partnership, the Guarantor and the Affiliate Guarantor shall bind its respective successors and assigns regardless of whether so expressed.

Section 3.4    Governing Law.  THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.5    Execution and Counterparts.  This Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any other certificate, agreement or other document related to this Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”).  The use of electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 3.6    Capitalized Terms.  Capitalized terms not otherwise defined in this Supplemental Indenture shall have the respective meanings assigned to them in the Original Indenture.

Section 3.7    Waiver of Jury Trial.  THE PARTNERSHIP, THE GUARANTOR, THE AFFILIATE GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES, THE GUARANTEES THEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.8    U.S.A. PATRIOT Act.  The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Supplemental Indenture agree that they shall provide the Trustee with such information as it may reasonably request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 3.9    Limitations on Losses or Damages.  The Trustee will not be responsible or liable for any punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 3.10 Force Majeure.  The Trustee will not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility under the Indenture or the Notes arising out of or caused, directly or indirectly, by circumstances beyond its control (including fire, riots, strikes or work stoppages for any reason, embargos, governmental actions or any act or provision of any present or future law or regulation or governmental authority, nuclear or natural catastrophe, act of God or war, civil or military unrest, local or national disturbance or disaster, act of terrorism, interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services or unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility), it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the U.S. banking industry to resume performance as soon as practicable under the circumstances.

(The remainder of this page is intentionally blank.)

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

Partnership:

NUSTAR LOGISTICS, L.P.

By:	NUSTAR GP, INC., its General Partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Guarantor:

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P., its General Partner

By:	NUSTAR GP, LLC, its General Partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Affiliate Guarantor:

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its General Partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee

By:	/s/ Patrick Giordano
	Name:	Patrick Giordano
	Title:	Vice President

Tenth Supplemental Indenture — Signature Page

Exhibit A

FORM OF 5.750% SENIOR NOTE DUE 2025

[FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

CUSIP No. 67059T AG0

NUSTAR LOGISTICS, L.P.
5.750% SENIOR NOTE DUE 2025

No.	U.S. $

NUSTAR LOGISTICS, L.P., (formerly known as VALERO LOGISTICS OPERATIONS, L.P.), a Delaware limited partnership (herein called the “Partnership,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of _____________ United States Dollars on October 1, 2025, and to pay interest thereon from September 14, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2021 at the rate of 5.750% per annum, until the principal hereof is paid or made available for payment.  The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.  The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month.  In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  A “Business Day” shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (regardless of whether a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Partnership, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to any Special Record Date, or be paid at such time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture.

1  Insert in Global Securities only.
Exhibit A-1

[Payment of the principal of (and premium, if any) and interest on this Security will be made by transfer of immediately available funds to a bank account in the Borough of Manhattan, The City of New York designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]2

[Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Partnership maintained for that purpose in Dallas, Texas, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Partnership by United States Dollar check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register or by transfer to a United States Dollar account maintained by the payee with a bank in Dallas, Texas (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date).]3

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2  Insert in Global Securities only.
3  Insert in Definitive Securities only.
Exhibit A-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

Dated:	NUSTAR LOGISTICS, L.P.

	By:	NUSTAR GP, Inc., its General Partner

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

Exhibit A-3

[FORM OF REVERSE OF SECURITY]

NUSTAR LOGISTICS, L.P.
5.750% SENIOR NOTE DUE 2025

This Security is one of a duly authorized issue of senior securities of the Partnership (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 15, 2002 (the “Original Indenture”), among the Partnership, the Guarantor (defined below) and The Bank of New York, as trustee, as amended and supplemented by the Third Supplemental Indenture thereto, dated as of July 1, 2005 (the “Third Supplemental Indenture”), among the Partnership, the Guarantor, the Affiliate Guarantor (as defined below) and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York, as trustee.  The Original Indenture, as amended and supplemented by the Third Supplemental Indenture and as further amended and supplemented pursuant to the Tenth Supplemental Indenture thereto, dated as of September 14, 2020, among the Partnership, the Guarantor, the Affiliate Guarantor and Wells Fargo Bank, National Association, as successor trustee, is referred to herein as the “Indenture.” The trustee under the Indenture (including any successor trustee under the Indenture) is referred to herein as the “Trustee.”

Reference is made hereby to the Indenture (including all indentures supplemental thereto) for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Partnership, the Guarantor, the Affiliate Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted.  This Security is one of the series designated on the face hereof.

This Security is the senior unsecured obligation of the Partnership and is guaranteed pursuant to (i) a guarantee (the “Guarantee”) by NuStar Energy L.P. (formerly known as Valero L.P.), a Delaware limited partnership (the “Guarantor”) and (ii) a guarantee (the “Affiliate Guarantee”) by NuStar Pipeline Operating Partnership L.P. (formerly known as Kaneb Pipe Line Operating Partnership, L.P.), a Delaware limited partnership and an Affiliate of the Partnership (the “Affiliate Guarantor”).

Exhibit A-4

The Securities of this series are subject to redemption upon not less than 10 nor more than 60 days’ notice by delivery (in accordance with the applicable procedures of the Depositary), at any time as a whole or from time to time in part, at the election of the Partnership.  If the Partnership redeems the Securities pursuant to this paragraph before the Par Call Date, the Securities will be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of this Security then Outstanding to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities to be redeemed that would have been due if the Securities matured on the Par Call Date, computed by discounting such payments from their respective scheduled dates of payment to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 50 basis points plus the Adjusted Treasury Rate on the third Business Day prior to the Redemption Date, as calculated by an Independent Investment Banker, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.  If the Partnership redeems the Securities pursuant to this paragraph on or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.  If the Independent Investment Banker is unwilling or unable to make the calculation, the Partnership will appoint an independent investment banking institution of national standing to make the calculation.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Adjusted Treasury Rate” means the yield, under the heading that represents the average for the week immediately preceding the week of publication, appearing in the then most recently published statistical release designated as the Selected Interest Rates (Daily)—H.15 release or any successor publication that is published or made available weekly by the Board of Governors of the Federal Reserve System and which contains yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of this Security, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week including or immediately preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security, calculated as if the maturity date of the Security was the Par Call Date or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of this Security, calculated as if the maturity date of the Security was the Par Call Date.

“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

Exhibit A-5

“Independent Investment Banker” means any of Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and any successor firm selected by the Partnership, or if any such firm is unwilling or unable to serve as such, an independent investment banking institution of national standing appointed by the Partnership.

“Par Call Date” means July 1, 2025.

“Reference Treasury Dealer” means each of up to five dealers to be selected by the Partnership; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (a “Primary Treasury Dealer”), the Partnership will substitute for it another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Trustee at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the case of any redemption of Securities, interest installments due on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more predecessor Securities, of record at the close of business on the relevant record date referred to on the face hereof.  Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

Any notice to the Holders of the Securities of a redemption will include the appropriate calculation of the Redemption Price, but need not include the Redemption Price itself.  The actual Redemption Price, calculated as provided above, will be set forth in an Officers’ Certificate, which shall also include the calculation of such Redemption Price in reasonable detail, delivered to the Trustee no later than two Business Days prior to the Redemption Date.

Securities shall only be redeemed in amounts of $2,000 or whole multiples of $1,000 in excess thereof.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.  In the event of any partial redemption, selection of the Securities for redemption will be made by the Trustee on a pro rata basis (or, in the case of Securities issued in global form, by such method as the Depositary may require).

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Exhibit A-6

Upon the occurrence of a Change of Control, the Partnership will make an offer to purchase all or any part (equal to $2,000 or whole multiples of $1,000 in excess thereof) of each Holder’s Securities of this series (the “Change of Control Offer”) at a price in cash equal to 101% of the aggregate principal amount of Securities repurchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase.  Within 30 days following any Change of Control, the Partnership will deliver, in accordance with the applicable procedures of the Depositary, a notice to each such Holder of Securities of this series setting forth the procedures governing the Change of Control Offer as required by the Indenture and information regarding such other matters as is required under and as more fully provided in Section 1013 of the Indenture.  As more fully provided in Section 1013 of the Indenture, the Holder of this Security may elect to have this Security or a portion hereof in an authorized denomination purchased by completing the form entitled “Option of Holder to Elect Purchase” appearing below and tendering this Security pursuant to the Change of Control Offer.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership, the Guarantor, the Affiliate Guarantor and any Subsidiary Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Partnership, the Guarantor, the Affiliate Guarantor and any Subsidiary Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class).  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Partnership, the Guarantor or the Affiliate Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable security or indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of security or indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

[This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

Exhibit A-7

The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]4

[As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Partnership in Dallas, Texas, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.]5

The Securities of this series are issuable only in registered form, without coupons, in minimum denominations of U.S. $2,000 and any whole multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, regardless of whether this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

Obligations of the Partnership under the Indenture and the Securities thereunder, including this Security, are non-recourse to NuStar GP, Inc. (the “General Partner”) and the general partner of the Guarantor, as applicable, and their Affiliates (other than the Partnership, the Guarantor and the Affiliate Guarantor), and payable only out of cash flow and assets of the Partnership, the Guarantor or the Affiliate Guarantor, as the case may be.  The Trustee, and each Holder of a Security by their respective acceptance hereof, will be deemed to have agreed in the Indenture that (1) neither the General Partner, the general partner of the Guarantor, the general partner of the Affiliate Guarantor nor their respective assets (nor any of its Affiliates other than the Partnership, the Guarantor and the Affiliate Guarantor, nor their respective assets) shall be liable for any of the obligations of the Partnership, the Guarantor or the Affiliate Guarantor under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantor, the Affiliate Guarantor, the Trustee, the General Partner, the general partner of the Guarantor, the general partner of the Affiliate Guarantor or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership, the Guarantor or the Affiliate Guarantor under the Indenture or such Securities by reason of his, her or its status.

4  Insert in Global Securities only.
5  Insert in Definitive Securities only.
Exhibit A-8

The Indenture provides that the Partnership, the Guarantor and the Affiliate Guarantor (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Partnership deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest of the Securities, but such money need not be segregated from other funds except to the extent required by law.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A-9

ASSIGNMENT FORM6

[FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Typewrite Name and Address of Assignee)

the within instrument of NUSTAR LOGISTICS, L.P. and does hereby irrevocably constitute and appoint Attorney to transfer said instrument on the books of the within-named Partnership, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Date:	Your Signature:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

6  Insert this assignment form as a separate page in Definitive Securities only.
Exhibit A-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Partnership pursuant to Section 1013 of the Indenture, check the appropriate box below:

[     ] Section 1013

If you want to elect to have only part of the Security purchased by the Partnership pursuant to Section 1013 of the Indenture, state the amount you elect to have purchased:

$_______________

Date:	Your Signature:
(Sign exactly as name appears on the other side of this Note)

Tax Identification No.:

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

Exhibit A-11

NOTATION OF GUARANTEE

The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

Guarantor:

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P. Its General Partner

By:	NUSTAR GP, LLC, its General Partner

By:
Name:
Title:

Exhibit A-12

NOTATION OF AFFILIATE GUARANTEE

The Affiliate Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

The obligations of the Affiliate Guarantor to the Holders of Securities and to the Trustee pursuant to the Affiliate Guarantee and the Indenture are expressly set forth in Article XV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Affiliate Guarantee.

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC its General Partner

By:
Name:
Title:

Exhibit A-13

Exhibit B

FORM OF 6.375% SENIOR NOTE DUE 2030

[FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

CUSIP No. 67059T AH8

NUSTAR LOGISTICS, L.P.
6.375% SENIOR NOTE DUE 2030

No.	U.S. $

NUSTAR LOGISTICS, L.P., (formerly known as VALERO LOGISTICS OPERATIONS, L.P.), a Delaware limited partnership (herein called the “Partnership,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of _____________ United States Dollars on October 1, 2030, and to pay interest thereon from September 14, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2021 at the rate of 6.375% per annum, until the principal hereof is paid or made available for payment.  The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.  The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month.  In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  A “Business Day” shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (regardless of whether a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Partnership, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to any Special Record Date, or be paid at such time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture.

1  Insert in Global Securities only.
Exhibit B-1

[Payment of the principal of (and premium, if any) and interest on this Security will be made by transfer of immediately available funds to a bank account in the Borough of Manhattan, The City of New York designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]2

[Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Partnership maintained for that purpose in Dallas, Texas, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Partnership by United States Dollar check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register or by transfer to a United States Dollar account maintained by the payee with a bank in Dallas, Texas (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date).]3

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2  Insert in Global Securities only.
3  Insert in Definitive Securities only.
Exhibit B-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

Dated:	NUSTAR LOGISTICS, L.P.

	By:	NUSTAR GP, Inc., its General Partner

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

Exhibit B-3

[FORM OF REVERSE OF SECURITY]

NUSTAR LOGISTICS, L.P.
6.375% SENIOR NOTE DUE 2030

This Security is one of a duly authorized issue of senior securities of the Partnership (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 15, 2002 (the “Original Indenture”), among the Partnership, the Guarantor (defined below) and The Bank of New York, as trustee, as amended and supplemented by the Third Supplemental Indenture thereto, dated as of July 1, 2005 (the “Third Supplemental Indenture”), among the Partnership, the Guarantor, the Affiliate Guarantor (as defined below) and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York, as trustee.  The Original Indenture, as amended and supplemented by the Third Supplemental Indenture and as further amended and supplemented pursuant to the Tenth Supplemental Indenture thereto, dated as of September 14, 2020, among the Partnership, the Guarantor, the Affiliate Guarantor and Wells Fargo Bank, National Association, as successor trustee, is referred to herein as the “Indenture.” The trustee under the Indenture (including any successor trustee under the Indenture) is referred to herein as the “Trustee.”

Reference is made hereby to the Indenture (including all indentures supplemental thereto) for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Partnership, the Guarantor, the Affiliate Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted.  This Security is one of the series designated on the face hereof.

This Security is the senior unsecured obligation of the Partnership and is guaranteed pursuant to (i) a guarantee (the “Guarantee”) by NuStar Energy L.P. (formerly known as Valero L.P.), a Delaware limited partnership (the “Guarantor”) and (ii) a guarantee (the “Affiliate Guarantee”) by NuStar Pipeline Operating Partnership L.P. (formerly known as Kaneb Pipe Line Operating Partnership, L.P.), a Delaware limited partnership and an Affiliate of the Partnership (the “Affiliate Guarantor”).

Exhibit B-4

The Securities of this series are subject to redemption upon not less than 10 nor more than 60 days’ notice by delivery (in accordance with the applicable procedures of the Depositary), at any time as a whole or from time to time in part, at the election of the Partnership.  If the Partnership redeems the Securities pursuant to this paragraph before the Par Call Date, the Securities will be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of this Security then Outstanding to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities to be redeemed that would have been due if the Securities matured on the Par Call Date, computed by discounting such payments from their respective scheduled dates of payment to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 50 basis points plus the Adjusted Treasury Rate on the third Business Day prior to the Redemption Date, as calculated by an Independent Investment Banker, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.  If the Partnership redeems the Securities pursuant to this paragraph on or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.  If the Independent Investment Banker is unwilling or unable to make the calculation, the Partnership will appoint an independent investment banking institution of national standing to make the calculation.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Adjusted Treasury Rate” means the yield, under the heading that represents the average for the week immediately preceding the week of publication, appearing in the then most recently published statistical release designated as the Selected Interest Rates (Daily)—H.15 release or any successor publication that is published or made available weekly by the Board of Governors of the Federal Reserve System and which contains yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of this Security, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week including or immediately preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security, calculated as if the maturity date of the Security was the Par Call Date or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of this Security, calculated as if the maturity date of the Security was the Par Call Date.

“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

Exhibit B-5

“Independent Investment Banker” means any of Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and any successor firm selected by the Partnership, or if any such firm is unwilling or unable to serve as such, an independent investment banking institution of national standing appointed by the Partnership.

“Par Call Date” means April 1, 2030.

“Reference Treasury Dealer” means each of up to five dealers to be selected by the Partnership; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (a “Primary Treasury Dealer”), the Partnership will substitute for it another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Trustee at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the case of any redemption of Securities, interest installments due on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more predecessor Securities, of record at the close of business on the relevant record date referred to on the face hereof.  Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

Any notice to the Holders of the Securities of a redemption will include the appropriate calculation of the Redemption Price, but need not include the Redemption Price itself.  The actual Redemption Price, calculated as provided above, will be set forth in an Officers’ Certificate, which shall also include the calculation of such Redemption Price in reasonable detail, delivered to the Trustee no later than two Business Days prior to the Redemption Date.

Securities shall only be redeemed in amounts of $2,000 or whole multiples of $1,000 in excess thereof.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.  In the event of any partial redemption, selection of the Securities for redemption will be made by the Trustee on a pro rata basis (or, in the case of Securities issued in global form, by such method as the Depositary may require).

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Exhibit B-6

Upon the occurrence of a Change of Control, the Partnership will make an offer to purchase all or any part (equal to $2,000 or whole multiples of $1,000 in excess thereof) of each Holder’s Securities of this series (the “Change of Control Offer”) at a price in cash equal to 101% of the aggregate principal amount of Securities repurchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase.  Within 30 days following any Change of Control, the Partnership will deliver, in accordance with the applicable procedures of the Depositary, a notice to each such Holder of Securities of this series setting forth the procedures governing the Change of Control Offer as required by the Indenture and information regarding such other matters as is required under and as more fully provided in Section 1013 of the Indenture.  As more fully provided in Section 1013 of the Indenture, the Holder of this Security may elect to have this Security or a portion hereof in an authorized denomination purchased by completing the form entitled “Option of Holder to Elect Purchase” appearing below and tendering this Security pursuant to the Change of Control Offer.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership, the Guarantor, the Affiliate Guarantor and any Subsidiary Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Partnership, the Guarantor, the Affiliate Guarantor and any Subsidiary Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class).  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Partnership, the Guarantor or the Affiliate Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable security or indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of security or indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

[This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

Exhibit B-7

The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]4

[As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Partnership in Dallas, Texas, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.]5

The Securities of this series are issuable only in registered form, without coupons, in minimum denominations of U.S. $2,000 and any whole multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, regardless of whether this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

Obligations of the Partnership under the Indenture and the Securities thereunder, including this Security, are non-recourse to NuStar GP, Inc. (the “General Partner”) and the general partner of the Guarantor, as applicable, and their Affiliates (other than the Partnership, the Guarantor and the Affiliate Guarantor), and payable only out of cash flow and assets of the Partnership, the Guarantor or the Affiliate Guarantor, as the case may be.  The Trustee, and each Holder of a Security by their respective acceptance hereof, will be deemed to have agreed in the Indenture that (1) neither the General Partner, the general partner of the Guarantor, the general partner of the Affiliate Guarantor nor their respective assets (nor any of its Affiliates other than the Partnership, the Guarantor and the Affiliate Guarantor, nor their respective assets) shall be liable for any of the obligations of the Partnership, the Guarantor or the Affiliate Guarantor under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantor, the Affiliate Guarantor, the Trustee, the General Partner, the general partner of the Guarantor, the general partner of the Affiliate Guarantor or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership, the Guarantor or the Affiliate Guarantor under the Indenture or such Securities by reason of his, her or its status.

4  Insert in Global Securities only.
5  Insert in Definitive Securities only.
Exhibit B-8

The Indenture provides that the Partnership, the Guarantor and the Affiliate Guarantor (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Partnership deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest of the Securities, but such money need not be segregated from other funds except to the extent required by law.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B-9

ASSIGNMENT FORM6

[FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Typewrite Name and Address of Assignee)

the within instrument of NUSTAR LOGISTICS, L.P. and does hereby irrevocably constitute and appoint Attorney to transfer said instrument on the books of the within-named Partnership, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Date:	Your Signature:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

6  Insert this assignment form as a separate page in Definitive Securities only.
Exhibit B-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Partnership pursuant to Section 1013 of the Indenture, check the appropriate box below:

[     ] Section 1013

If you want to elect to have only part of the Security purchased by the Partnership pursuant to Section 1013 of the Indenture, state the amount you elect to have purchased:

$_______________

Date:	Your Signature:
(Sign exactly as name appears on the other side of this Note)

Tax Identification No.:

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

Exhibit B-11

NOTATION OF GUARANTEE

The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

Guarantor:

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P. Its General Partner

By:	NUSTAR GP, LLC, its General Partner

By:
Name:
Title:

Exhibit B-12

NOTATION OF AFFILIATE GUARANTEE

The Affiliate Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

The obligations of the Affiliate Guarantor to the Holders of Securities and to the Trustee pursuant to the Affiliate Guarantee and the Indenture are expressly set forth in Article XV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Affiliate Guarantee.

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC its General Partner

By:
Name:
Title:

Exhibit B-13

Exhibit C

[FORM OF SUPPLEMENTAL INDENTURE]

SUPPLEMENTAL INDENTURE, dated as of ______________, _______ (this “Supplemental Indenture”), among (i) NuStar Logistics, L.P. (formerly known as Valero Logistics Operations, L.P.), a Delaware limited partnership (the “Partnership”), NuStar Energy L.P. (formerly known as Valero L.P.), a Delaware limited partnership (the “Guarantor”), (iii) NuStar Pipeline Operating Partnership L.P. (formerly known as Kaneb Pipe Line Operating Partnership, L.P.), a Delaware limited Partnership (the “Affiliate Guarantor”), (iv) [Name of Subsidiary Guarantor], a _________________ and a subsidiary of the Partnership (the “Subsidiary Guarantor”) and (iv) [Name of Trustee], a _______________, as trustee (the “Trustee”).

RECITALS OF THE PARTNERSHIP

WHEREAS, the Partnership and the Guarantor have heretofore executed and delivered to the Trustee the Indenture, dated as of July 15, 2002 (the “Original Indenture”), providing for the issuance from time to time of one or more series of the Partnership’s unsecured senior debentures, notes or other evidences of indebtedness (the “Securities”), to be guaranteed by the Guarantor, and the terms of which are to be determined as set forth in Section 301 of the Original Indenture.

WHEREAS, the Partnership, the Guarantor, the Affiliate Guarantor and the Trustee have heretofore executed and delivered the Third Supplemental Indenture, dated as of July 1, 2005 (the “Third Supplemental Indenture”), amending and supplementing the Original Indenture and providing for an unconditional guarantee by the Affiliate Guarantor of the due and punctual payment of the principal of, and premium, if any, and interest on the Securities (as defined in the Original Indenture) and all other amounts due and payable under the Original Indenture and the Securities by the Partnership.

WHEREAS, pursuant to the provisions of Sections 201, 301 and 901 of the Original Indenture, as the same has been and may from time to time hereafter be amended and supplemented (as at any time so amended and supplemented, the “Indenture”), the Partnership has established one or more series of Securities (herein called “Securities of the Affected Series”) to which the amendments of the Original Indenture contained in Article II of the Tenth Supplemental Indenture thereto dated as of September 14, 2020 (the “Tenth Supplemental Indenture”) have been made applicable, and Section 1011 of the Indenture provides that under certain circumstances the Partnership is required to cause the Subsidiary Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantor shall guarantee the payment of the Securities of the Affected Series pursuant to a guarantee on the terms and conditions set forth herein.

Exhibit C-1

WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, this Supplemental Indenture Witnesseth:

That in consideration of the premises and the issuance of the Securities of the Affected Series, the Partnership, the Guarantor, the Affiliate Guarantor, the Subsidiary Guarantor and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities of the Affected Series, as follows:

ARTICLE IV
AMENDMENTS TO THE INDENTURE

The amendments and supplements contained herein shall apply to the Securities of the Affected Series only and not to any other series of Securities issued under the Indenture, and any covenants provided herein are expressly being included solely for the benefit of the Securities of the Affected Series and the Holders thereof.  These amendments and supplements shall be effective only for so long as there remains any Securities of the Affected Series Outstanding.

Section 4.01  Definitions.  Section 101 of the Indenture is amended and supplemented by inserting in the appropriate alphabetical position, the following definition:

“Securities of the Affected Series” means the Notes and Securities of each other series to which the amendments of the Original Indenture contained in Article II of the Tenth Supplemental Indenture have been made applicable.

SECTION 4.02  Unconditional Guarantee.  Unless such amendment shall have been effected by a previous supplemental indenture, the Indenture shall be amended and supplemented by inserting the following new Article XVI immediately after Article XV of the Indenture:

“ARTICLE XVI

Section 1601.  Unconditional Guarantee.

For value received, each Subsidiary Guarantor hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities of the Affected Series and all other amounts due and payable under this Indenture and the Securities of the Affected Series by the Partnership (including, without limitation, all costs and expenses (including reasonable legal fees and disbursements) incurred by the Trustee or the Holders in connection with the enforcement of this Indenture and the Subsidiary Guarantees) (collectively, the “Indenture Obligations”), when and as such principal, premium, if any, and interest and such other amounts shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities of the Affected Series and this Indenture.  The guarantees by the Subsidiary Guarantors set forth in this Article XVI are referred to herein as the “Subsidiary Guarantees.” Without limiting the generality of the foregoing, the Subsidiary Guarantors’ liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Partnership under this Indenture and the Securities of the Affected Series but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Partnership.

Exhibit C-2

Failing payment when due of any amount guaranteed pursuant to the Subsidiary Guarantees, for whatever reason, each Subsidiary Guarantor will be obligated (to the fullest extent permitted by applicable law) to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise).  Each Subsidiary Guarantee hereunder is intended to be a general, unsecured, senior obligation of each Subsidiary Guarantor and will rank pari passu in right of payment with all indebtedness of such Subsidiary Guarantor that is not, by its terms, expressly subordinated in right of payment to the Subsidiary Guarantee of such Subsidiary Guarantor.  Each Subsidiary Guarantor hereby agrees that to the fullest extent permitted by applicable law, its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities of the Affected Series, the Subsidiary Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Subsidiary Guarantor, the recovery of any judgment against the Partnership, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Subsidiary Guarantor.  Each Subsidiary Guarantor hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on any Securities of the Affected Series or any other amounts payable under this Indenture and the Securities of the Affected Series by the Partnership, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 507 hereof, by the Holders, on the terms and conditions set forth in this Indenture, directly against each Subsidiary Guarantor to enforce its Subsidiary Guarantees without first proceeding against the Partnership.

To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor under this Article XVI shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor contained in any of the Securities of the Affected Series or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Partnership, the Guarantor, the Affiliate Guarantor, any Subsidiary Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Partnership, the Guarantor, the Affiliate Guarantor, any Subsidiary Guarantor or the Trustee of any rights or remedies under any of the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Securities, including all or any part of the rights of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor under this Indenture, (v) the extension of the time for payment by the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Securities or this Indenture or of the time for performance by the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor or any of their respective assets, or the disaffirmance of any of the Securities, any of the Subsidiary Guarantees, the Affiliate Guarantee, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the Securities, the Subsidiary Guarantees, the Affiliate Guarantee, the Guarantee or this Indenture, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or any Subsidiary Guarantor.

Exhibit C-3

To the fullest extent permitted by applicable law, each Subsidiary Guarantor hereby (i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Partnership, the Guarantor, the Affiliate Guarantor or any Subsidiary Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing its Subsidiary Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each Holder of the Securities of the Affected Series without notice to them and (iii) covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the Subsidiary Guarantees.  Each Subsidiary Guarantor further agrees that to the fullest extent permitted by applicable law, if at any time all or any part of any payment theretofore applied by any Person to each Subsidiary Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of such Subsidiary Guarantor, such Subsidiary Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and such Subsidiary Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

Each Subsidiary Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Partnership in respect of any amounts paid by the Subsidiary Guarantor pursuant to the provisions of this Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Securities of the Affected Series until all of the Securities of the Affected Series and the Subsidiary Guarantees thereof shall have been indefeasibly paid in full or discharged.

A director, officer, employee or stockholder, as such, of a Subsidiary Guarantor shall not have any liability for any obligations of such Subsidiary Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article XVI and the Subsidiary Guarantees shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies.  The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.  Nothing contained in this Article XVI shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities of the Affected Series pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law.

Exhibit C-4

SECTION 1602.  Limitation of Subsidiary Guarantor’s Liability.

Each Subsidiary Guarantor and, by its acceptance of any Securities of the Affected Series, each Holder, hereby confirms that it is their intention that the Subsidiary Guarantee by such Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to the Subsidiary Guarantees.  To effectuate the foregoing intention, each such Person hereby irrevocably agrees that the obligation of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as shall, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any rights to contribution of such Subsidiary Guarantor pursuant to any agreement providing for an equitable contribution among such Subsidiary Guarantor and other Affiliates of the Partnership of payments made on account of guarantees by such parties, result in the obligations of such Subsidiary Guarantor in respect of such maximum amount not constituting a fraudulent conveyance.  Each Holder of Securities of the Affected Series, by accepting the benefits hereof, confirms its intention that, in the event of bankruptcy, reorganization or other similar proceeding of either of the Partnership or any Subsidiary Guarantor in which concurrent claims are made upon such Subsidiary Guarantor hereunder, to the extent such claims shall not be fully satisfied, each such claimant with a valid claim against the Partnership shall be entitled to a ratable share of all payments by such Subsidiary Guarantor in respect of such concurrent claims.

SECTION 1603.  Execution and Delivery of Notation of Subsidiary Guarantees.

To further evidence the Subsidiary Guarantees, the Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantees in substantially the form set forth below in Section 1604 shall be endorsed on each of the Securities of the Affected Series authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of the Subsidiary Guarantor; provided that failure to include such notation on any of the Securities of the Affected Series shall not affect the validity of the Subsidiary Guarantees.

Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each of the Securities of the Affected Series a notation relating to the Subsidiary Guarantee thereof.

If an officer of a Subsidiary Guarantor whose signature is on this Indenture or any of the Securities of the Affected Series no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Subsidiary Guarantor’s Subsidiary Guarantee of such Security shall be valid nevertheless.

Exhibit C-5

SECTION 1604.  Form of Notation On Security Relating To Subsidiary Guarantee.

FORM OF NOTATION ON SECURITY RELATING TO SUBSIDIARY GUARANTEE

The undersigned Subsidiary Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities of this series and all other amounts due and payable under the Indenture and the Securities of this series by the Partnership.

The obligations of the Subsidiary Guarantor to the Holders of Securities of this series and to the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly set forth in Article XVI of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee.

Subsidiary Guarantor:

[NAME OF SUBSIDIARY GUARANTOR]

By:
Name:
Title:

ARTICLE V
MISCELLANEOUS

SECTION 5.01 Execution as Supplemental Indenture.  By its execution and delivery of this Supplemental Indenture, the undersigned Subsidiary Guarantor agrees to be bound by the provisions of the Indenture, including those of Article XVI thereof, as the same relate to the Notes and all other Securities of the Affected Series.  This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part thereof.  Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture.

SECTION 5.02 Responsibility for Recitals, Etc.  The recitals herein and in the Securities of the Affected Series (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities of the Affected Series.  The Trustee shall not be accountable for the use or application by the Partnership of the Securities of the Affected Series or of the proceeds thereof.

SECTION 5.03 Provisions Binding on Partnership’s, Guarantor’s and Subsidiary Guarantor’s Successors.  All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by the Partnership with the Guarantor, the Affiliate Guarantor or the undersigned Subsidiary Guarantor shall bind its successors and assigns whether so expressed or not.

Exhibit C-6

SECTION 5.04 Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.05 Execution and Counterparts.  This Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any other certificate, agreement or other document related to this Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”).  The use of electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 5.06 Capitalized Terms.  Capitalized terms not otherwise defined in this Supplemental Indenture shall have the respective meanings assigned to them in the Indenture.”

(The remainder of this page is intentionally blank.)

Exhibit C-7

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Partnership:

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

By:
Name:
Title:

Guarantor:

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

By:
Name:
Title:

Affiliate Guarantor:

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its General Partner

By:
Name:
Title:

Subsidiary Guarantor:

By:
Name:
Title:

Trustee:

[NAME OF TRUSTEE], AS TRUSTEE

By:
Name:
Title:

Exhibit C-8